UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

__________________________________________

SCHEDULE 14A
(Rule 14a-101)

__________________________________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.

Newbury Street Acquisition Corporation
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NEWBURY STREET ACQUISITION CORPORATION
121 High Street, Floor 3,
Boston, MA 02110

PROXY STATEMENT FOR SPECIAL MEETING OF
STOCKHOLDERS OF
NEWBURY STREET ACQUISITION CORPORATION

Dear Stockholders of Newbury Street Acquisition Corporation:

You are cordially invited to attend the Special Meeting (the “Special Meeting”) of stockholders of Newbury Street Acquisition Corporation, a Delaware corporation (the “Company,” “Newbury Street,” “we,” “us” or “our”), to be held virtually via a live webcast on September 24, 2025, at 10:00 a.m., Eastern Time, or at such other time, on such other date to which the meeting may be postponed or adjourned. You will be able to attend the Special Meeting online, vote, and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/newburystreetacquisition/ext2025. The accompanying proxy statement is dated September 9, 2025, and is first being mailed to stockholders of the Company on or about September 9, 2025.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy or by voting by Internet by following the instructions on the enclosed proxy card, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Special Meeting.

The Special Meeting is being held to consider and vote upon the following proposals:

1.      The Extension Proposal — to amend the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Charter”), pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (with such amendment, the “Amended Charter”) to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination (an “initial business combination”), (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) included as part of the units sold in the Company’s initial public offering (the “Public Shares”) that was consummated on March 25, 2021 (the “IPO”) from September 25, 2025 to March 25, 2026 (the “Extension,” such date, the “Extended Date” and such proposal, the “Extension Proposal”); and

2.      The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete an initial business combination. As previously announced, on December 12, 2022, the Company entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) by and among (i) the Company, (ii) Infinite Reality Holdings, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Pubco”), (iii) Infinity Purchaser Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), (iv) Infinity NBIR Company Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Pubco (“Company Merger Sub” and, together with Purchaser Merger Sub, the “Merger Subs”), and (v) Infinite Reality, Inc., a Delaware corporation (the “Infinite Reality”). Pursuant to the terms of the Merger Agreement, (i) Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Purchaser Merger”), (ii) Company Merger Sub will merge with and into Infinite Reality, with Infinite Reality continuing as the surviving entity (the “Company Merger,” and together with the Purchaser Merger, the “Mergers”), and (iii) following the Mergers, the Company and Infinite Reality will become direct wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company.

On May 15, 2023, the Company, Pubco, Purchaser Merger Sub, Company Merger Sub and Infinite Reality entered into an amendment to the Merger Agreement (the “First Merger Amendment”) to provide for (i) a revised definition of the definition of “Fully Diluted Shares”, (ii) the removal of Section 7.2(b) of the Merger Agreement (Minimum Cash Condition) in its entirety; and (iii) the addition of a new Section 6.23 providing for the payment by the Company of all transaction expenses up to $10 million in connection with the consummation of the Mergers and the other transactions contemplated by the Merger Agreement.

On July 21, 2023, the Company, Pubco, Purchaser Merger Sub, Company Merger Sub and Infinite Reality entered into a second amendment to the Merger Agreement (the “Second Merger Amendment”) to provide for the addition of a new Section 6.24 pursuant to which Infinite Reality agrees to pay a monthly extension fee directly into the Trust Account on behalf of the Company, on or before the date when such payment becomes due, until the completion of the Mergers. In addition, if the Merger Agreement is terminated for any reason other than a breach by the Company, Infinite Reality agrees to pay all expenses of the Company incurred after March 31, 2023, provided that in no event shall such payment exceed $3,000,000 (inclusive of all monthly extension fees paid). In the event that the Mergers are consummated, the Company agrees to pay for all transaction expenses up to $10,000,000 in connection with the consummation of the Mergers and the other transactions contemplated by the Merger Agreement.

On February 26, 2024, the Company, Pubco, Purchaser Merger Sub, Company Merger Sub and Infinite Reality entered into a third amendment to the Merger Agreement (the “Third Merger Amendment”) to provide for, among other things, (i) the addition of a new Section 6.25 providing for the delivery by Infinite Reality of certain deliverables by the deadlines set forth therein, (ii) the addition of a new Section 8.1(j) granting the Company the right to terminate the Merger Agreement if Infinite Reality breaches Section 6.25 or fails to meet any of the deadlines set forth therein, (iii) the amendment of Section 8.2(d) providing for the payment by Infinite Reality to the Company of certain reimbursement fees in the event of a termination pursuant to Section 8.1(j), and (iv) an amendment to the definition of “Monthly Extension Fee.”

On December 19, 2024, the Company, Pubco, Purchaser Merger Sub, Company Merger Sub and Infinite Reality entered into a mutual termination agreement effective as of such date (the “Mutual Termination Agreement”), pursuant to which they terminated the Merger Agreement, as amended. Pursuant to the Mutual Termination Agreement, Infinite Reality will make a cash payment to the Company in the amount of $7,000,000 (the “Termination Fee”) no later than March 1, 2025. On July 2, 2025, the Company and Infinite Reality entered into a General Release and Settlement Agreement (the “Settlement Agreement”), resolving the dispute regarding payment of the Termination Fee pursuant to the Mutual Termination Agreement. Pursuant to the Settlement Agreement, Infinite Reality is required to pay the Company a total of $5.25 million, in installments to be paid through and including September 18, 2025. As per the terms of the Settlement Agreement, if Infinite Reality makes interim payments earlier than required, they may receive a discount of up to $300,000 from the total amount owed.

On March 3, 2023, the Company filed a definitive proxy statement for a special meeting on March 21, 2023 (the “March Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from March 25, 2023 to September 25, 2023 (the “March Extension” and such proposal, the “March Extension Proposal”) and to approve the adjournment of the March Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the March Extension Proposal (the “March Adjournment Proposal”). The March Extension Proposal and March Adjournment Proposal were approved on March 21, 2023.

In connection with approval of the March Extension Proposal, the holders of 7,744,085 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.17 per share, for an aggregate redemption amount of approximately $78.8 million. As a result, on April 3, 2023, approximately $78.8 million was removed from the Company’s Trust Account to pay such holders, following which, 5,099,852 shares of common stock subject to redemption, remained outstanding.

On September 5, 2023, the Company filed a definitive proxy statement for a special meeting on September 22, 2023 (the “September Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from September 25, 2023 to March 25, 2024 (the “September Extension” and such proposal, the “September Extension Proposal”) and to approve the adjournment of the September Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the September Extension Proposal (the “September Adjournment Proposal”). The September Extension Proposal and September Adjournment Proposal were approved on September 22, 2023.

In connection with approval of the September Extension Proposal, the holders of 3,060,282 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.46 per share, for an aggregate redemption amount of approximately $32.0 million. As a result, on October 18, 2023, approximately $32.0 million was removed from the Company’s Trust Account to pay such holders, following which, 2,039,570 shares of common stock subject to redemption, remained outstanding.

On February 27, 2024, the Company filed a definitive proxy statement for a special meeting on March 20, 2024 (the “2024 March Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from March 25, 2024 to September 25, 2024 (the “2024 March Extension” and such proposal, the “2024 March Extension Proposal”) and to approve the adjournment of the 2024 March Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the 2024 March Extension Proposal (the “2024 March Adjournment Proposal”). The 2024 March Extension Proposal and 2024 March Adjournment Proposal were approved on March 20, 2024.

In connection with approval of the 2024 March Extension Proposal, the holders of 908,496 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.75 per share, for an aggregate redemption amount of approximately $9.8 million. As a result, on March 21, 2024, approximately $9.8 million was removed from the Company’s Trust Account to pay such holders, following which, 1,131,074 shares of common stock subject to redemption, remained outstanding.

On September 13, 2024, the Company filed a definitive proxy statement for a special meeting on September 24, 2024 (the “2024 September Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from September 25, 2024 to March 25, 2025 (the “2024 September Extension” and such proposal, the “2024 September Extension Proposal”) and to approve the adjournment of the 2024 September Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the 2024 September Extension Proposal (the “2024 September Adjournment Proposal”). The 2024 September Extension Proposal and 2024 September Adjournment Proposal were approved on September 24, 2024.

In connection with approval of the 2024 September Extension Proposal, the holders of 555,266 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.99 per share, for an aggregate redemption amount of approximately $6.1 million. As a result, on September 25, 2024, approximately $6.1 million was removed from the Company’s Trust Account to pay such holders, following which, 575,808 shares of common stock subject to redemption, remained outstanding.

On March 11, 2025, the Company filed a definitive proxy statement for a special meeting on March 21, 2025 (the “2025 March Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from March 25, 2025 to

September 25, 2025 (the “2025 March Extension” and such proposal, the “2025 March Extension Proposal”) and to approve the adjournment of the 2025 March Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the 2025 March Extension Proposal (the “2025 March Adjournment Proposal”). The 2025 March Extension Proposal and 2025 March Adjournment Proposal were approved on March 21, 2025.

In connection with approval of the 2025 March Extension Proposal, the holders of 504,543 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.35 per share, for an aggregate redemption amount of approximately $5.7 million. As a result, in March 2025, approximately $5.7 million was removed from the Company’s Trust Account to pay such holders, following which, 71,265 shares of common stock subject to redemption, remained outstanding.

The Charter provides that the Company has until September 25, 2025, to complete an initial business combination. The Company’s board of directors (the “Board”) has determined that there may not be sufficient time before September 25, 2025 to complete an initial business combination. The Board believes that an initial business combination opportunity is in the best interests of the Company and its stockholders. Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to complete an initial business combination to the Extended Date. For more information regarding the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Mergers that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 15, 2022. For additional information on the First Merger Amendment, the Second Merger Amendment, the Third Merger Amendment, the Mutual Termination Agreement, and the Settlement Agreement, please see the Company’s Current Reports on Form 8-K, as filed with the SEC on May 16, 2023, July 27, 2023, February 26, 2024, December 20, 2024, and July 3, 2025, respectively.

In connection with the Extension, a holder of Public Shares (a “Public Stockholder”) may elect to redeem all or a portion of its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our IPO (the “Trust Account”), calculated as of two business days prior to the Special Meeting, including interest earned on the funds held in the Trust Account and not previously released to Newbury Street to pay Newbury Street’s taxes, divided by the number of then issued and outstanding Public Shares, regardless of how such Public Stockholders vote on the Extension Proposal or if they vote at all. If the Extension is approved by the requisite vote of stockholders, the remaining Public Stockholders will retain their right to redeem their Public Shares upon consummation of our initial business combination when it is submitted to a vote of the stockholders, subject to any limitations set forth in the Amended Charter. In addition, Public Stockholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date and the Company does not obtain an additional extension.

Based upon the amount held in the Trust Account as of September 8, 2025, the record date, which was approximately $821,405.94 (which includes interest earned on the funds held in the Trust Account and not previously released to Newbury Street), the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $11.48 at the time of the Special Meeting. The closing price of our Common Stock on September 8, 2025 was $10.02. The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash upon the approval or effectiveness of the Extension Proposal. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(1)    (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(2)    prior to 5:00 p.m., Eastern Time, on September 22, 2025 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”). In order to validly redeem your Public Shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote for the Extension Proposal.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “Inflation Reduction Act”) was signed into federal law. The Inflation Reduction Act provides for, among other things, a new U.S. federal 1% excise tax (the “excise tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of our Common Stock on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the excise tax. The Company confirms that the funds held in the Trust Account and any additional amounts deposited into the Trust Account (including the Contribution (as defined below)), as well as any interest earned thereon, will not be used to pay for the excise tax.

If the Extension is not approved and we do not consummate an initial business combination by September 25, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 25, 2025 or by the applicable deadline as may be extended.

Approval of the Extension Proposal requires an affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock. Shares of Common Stock that are present virtually during the Special Meeting constitute shares of Common Stock represented “in person.”

The Adjournment Proposal requires an affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

The Board has fixed the close of business on September 8, 2025, as the record date (the “record date”) for the Special Meeting. Only stockholders of record on September 8, 2025, are entitled to notice of and to vote at the Special Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to stockholders and the right to redeem your Public Shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, and the Company does not obtain an additional extension, the Company will redeem its Public Shares.

All Newbury Street stockholders are cordially invited to attend the Special Meeting via the Internet at https://www.cstproxy.com/newburystreetacquisition/ext2025. To ensure your representation at the Special Meeting, however, you are urged to submit your proxy vote by Internet or mail as soon as possible by following the instructions on the enclosed proxy card. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.

A stockholder’s failure to vote in person or by proxy will not be counted towards the number of shares of Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

YOUR VOTE IS IMPORTANT. Please submit your proxy vote by Internet or mail as soon as possible by following the instructions on the enclosed proxy card. You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.

If you have any questions or need assistance voting your shares of Common Stock, please contact Sodali & Co., our proxy solicitor, by calling toll-free at (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing NBST.info@investor.sodali.com.

On behalf of the Board, we would like to thank you for your support of Newbury Street Acquisition Corporation.

September 9, 2025
By Order of the Board,
/s/ Thomas Bushey
Thomas Bushey
Chief Executive Officer and Director

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) (A) HOLD PUBLIC SHARES OR (B) HOLD PUBLIC SHARES AS PART OF UNITS AND ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IN ORDER TO VALIDLY REDEEM YOUR PUBLIC SHARES, YOU MUST IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND TO THE TRANSFER AGENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT AND TO IDENTIFY YOU AS THE BENEFICIAL HOLDER IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated September 9, 2025
and is first being mailed to our stockholders with the form of proxy on or about September 9, 2025.

IMPORTANT

Whether or not you expect to attend the Special Meeting online, you are respectfully requested by the Company’s board of directors (the “Board”) to sign, date and return the enclosed proxy promptly, or to vote by Internet by following the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

Newbury Street Acquisition Corporation
121 High Street, Floor 3,
Boston, MA 02110
(617) 893-3057

NOTICE OF THE SPECIAL MEETING
TO BE HELD ON SEPTEMBER 24, 2025

Dear Stockholders of Newbury Street Acquisition Corporation:

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Special Meeting”) of stockholders of Newbury Street Acquisition Corporation, a Delaware corporation (the “Company”), will be held virtually via live webcast on September 24, 2025, at 10:00 a.m., Eastern Time, or at such other time, on such other date to which the meeting may be postponed or adjourned. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/newburystreetacquisition/ext2025. The Special Meeting will be held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Extension Proposal — to amend the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Charter”), pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (such provisions, the “Extension Amendment”) to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination (an “initial business combination”), (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) included as part of the units sold in the Company’s initial public offering (the “Public Shares”) that was consummated on March 25, 2021 (the “IPO”) from September 25, 2025 to March 25, 2026 (the “Extension,” such date, the “Extended Date” and such proposal, the “Extension Proposal”); and

2.      Proposal No. 2 — The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete an initial business combination. As previously announced, on December 12, 2022, the Company entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) by and among (i) the Company, (ii) Infinite Reality Holdings, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Pubco”), (iii) Infinity Purchaser Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), (iv) Infinity NBIR Company Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Pubco (“Company Merger Sub” and, together with Purchaser Merger Sub, the “Merger Subs”), and (v) Infinite Reality, Inc., a Delaware corporation (the “Infinite Reality”). Pursuant to the terms of the Merger Agreement, (i) Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Purchaser Merger”), (ii) Company Merger Sub will merge with and into Infinite Reality, with Infinite Reality continuing as the surviving entity (the “Company Merger,” and together with the Purchaser Merger, the “Mergers”), and (iii) following the Mergers, the Company and Infinite Reality will become direct wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company.

On May 15, 2023, the Company, Pubco, Purchaser Merger Sub, Company Merger Sub and Infinite Reality entered into an amendment to the Merger Agreement (the “First Merger Amendment”) to provide for (i) a revised definition of the definition of “Fully Diluted Shares”, (ii) the removal of Section 7.2(b) of the Merger Agreement

(Minimum Cash Condition) in its entirety; and (iii) the addition of a new Section 6.23 providing for the payment by the Company of all transaction expenses up to $10 million in connection with the consummation of the Mergers and the other transactions contemplated by the Merger Agreement.

On July 21, 2023, the Company, Pubco, Purchaser Merger Sub, Company Merger Sub and Infinite Reality entered into a second amendment to the Merger Agreement (the “Second Merger Amendment”) to provide for the addition of a new Section 6.24 pursuant to which Infinite Reality agrees to pay a monthly extension fee directly into the Trust Account on behalf of the Company, on or before the date when such payment becomes due, until the completion of the Mergers. In addition, if the Merger Agreement is terminated for any reason other than a breach by the Company, Infinite Reality agrees to pay all expenses of the Company incurred after March 31, 2023, provided that in no event shall such payment exceed $3,000,000 (inclusive of all monthly extension fees paid). In the event that the Mergers are consummated, the Company agrees to pay for all transaction expenses up to $10,000,000 in connection with the consummation of the Mergers and the other transactions contemplated by the Merger Agreement.

On February 26, 2024, the Company, Pubco, Purchaser Merger Sub, Company Merger Sub and Infinite Reality entered into a third amendment to the Merger Agreement (the “Third Merger Amendment”) to provide for, among other things, (i) the addition of a new Section 6.25 providing for the delivery by Infinite Reality of certain deliverables by the deadlines set forth therein, (ii) the addition of a new Section 8.1(j) granting the Company the right to terminate the Merger Agreement if Infinite Reality breaches Section 6.25 or fails to meet any of the deadlines set forth therein, (iii) the amendment of Section 8.2(d) providing for the payment by Infinite Reality to the Company of certain reimbursement fees in the event of a termination pursuant to Section 8.1(j), and (iv) an amendment to the definition of “Monthly Extension Fee.”

On December 19, 2024, the Company, Pubco, Purchaser Merger Sub, Company Merger Sub and Infinite Reality entered into a mutual termination agreement effective as of such date (the “Mutual Termination Agreement”), pursuant to which they terminated the Merger Agreement, as amended. Pursuant to the Mutual Termination Agreement, Infinite Reality will make a cash payment to the Company in the amount of $7,000,000 (the “Termination Fee”) no later than March 1, 2025. On July 2, 2025, the Company and Infinite Reality entered into a General Release and Settlement Agreement (the “Settlement Agreement”), resolving the dispute regarding payment of the Termination Fee pursuant to the Mutual Termination Agreement. Pursuant to the Settlement Agreement, Infinite Reality is required to pay the Company a total of $5.25 million, in installments to be paid through and including September 18, 2025. As per the terms of the Settlement Agreement, if Infinite Reality makes interim payments earlier than required, they may receive a discount of up to $300,000 from the total amount owed.

On March 3, 2023, the Company filed a definitive proxy statement for a special meeting on March 21, 2023 (the “March Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from March 25, 2023 to September 25, 2023 (the “March Extension” and such proposal, the “March Extension Proposal”) and to approve the adjournment of the March Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the March Extension Proposal (the “March Adjournment Proposal”). The March Extension Proposal and March Adjournment Proposal were approved on March 21, 2023.

In connection with approval of the March Extension Proposal, the holders of 7,744,085 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.17 per share, for an aggregate redemption amount of approximately $78.8 million. As a result, on April 3, 2023, approximately $78.8 million was removed from the Company’s Trust Account to pay such holders, following which, 5,099,852 shares of common stock subject to redemption, remained outstanding.

On September 5, 2023, the Company filed a definitive proxy statement for a special meeting on September 22, 2023 (the “September Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from September 25, 2023 to March 25, 2024 (the “September Extension” and such proposal, the “September Extension Proposal”) and to approve the adjournment of the September Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the September Extension Proposal (the “September Adjournment Proposal”). The September Extension Proposal and September Adjournment Proposal were approved on September 22, 2023.

In connection with approval of the September Extension Proposal, the holders of 3,060,282 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.46 per share, for an aggregate redemption amount of approximately $32.0 million. As a result, on October 18, 2023, approximately $32.0 million was removed from the Company’s Trust Account to pay such holders, following which, 2,039,570 shares of common stock subject to redemption, remained outstanding.

On February 27, 2024, the Company filed a definitive proxy statement for a special meeting on March 20, 2024 (the “2024 March Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from March 25, 2024 to September 25, 2024 (the “2024 March Extension” and such proposal, the “2024 March Extension Proposal”) and to approve the adjournment of the 2024 March Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the 2024 March Extension Proposal (the “2024 March Adjournment Proposal”). The 2024 March Extension Proposal and 2024 March Adjournment Proposal were approved on March 20, 2024.

In connection with approval of the 2024 March Extension Proposal, the holders of 908,496 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.75 per share, for an aggregate redemption amount of approximately $9.8 million. As a result, on March 21, 2024, approximately $9.8 million was removed from the Company’s Trust Account to pay such holders, following which, 1,131,074 shares of common stock subject to redemption, remained outstanding.

On September 13, 2024, the Company filed a definitive proxy statement for a special meeting on September 24, 2024 (the “2024 September Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from September 25, 2024 to March 25, 2025 (the “2024 September Extension” and such proposal, the “2024 September Extension Proposal”) and to approve the adjournment of the 2024 September Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the 2024 September Extension Proposal (the “2024 September Adjournment Proposal”). The 2024 September Extension Proposal and 2024 September Adjournment Proposal were approved on September 24, 2024.

In connection with approval of the 2024 September Extension Proposal, the holders of 555,266 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.99 per share, for an aggregate redemption amount of approximately $6.1 million. As a result, on September 25, 2024, approximately $6.1 million was removed from the Company’s Trust Account to pay such holders, following which, 575,808 shares of common stock subject to redemption, remained outstanding.

On March 11, 2025, the Company filed a definitive proxy statement for a special meeting on March 21, 2025 (the “2025 March Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from March 25, 2025 to September 25, 2025 (the “2025 March Extension” and such proposal, the “2025 March Extension Proposal”) and to approve the adjournment of the 2025 March Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the 2025 March Extension Proposal (the “2025 March Adjournment Proposal”). The 2025 March Extension Proposal and 2025 March Adjournment Proposal were approved on March 21, 2025.

In connection with approval of the 2025 March Extension Proposal, the holders of 504,543 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.35 per share, for an aggregate redemption amount of approximately $5.7 million. As a result, in March 2025, approximately $5.7 million was removed from the Company’s Trust Account to pay such holders, following which, 71,265 shares of common stock subject to redemption, remained outstanding.

The Charter provides that the Company has until September 25, 2025, to complete an initial business combination. The Company’s Board has determined that there may not be sufficient time before September 25, 2025 to complete an initial business combination. The Board believes that an initial business combination opportunity is in the best interests of the Company and its stockholders. Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to complete an initial business combination to the Extended Date. For more information regarding the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Mergers that was filed with the SEC on December 15, 2022. For additional information on the First Merger Amendment, the Second Merger Amendment, the Third Merger Amendment, the Mutual Termination Agreement, and the Settlement Agreement, please see the Company’s Current Reports on Form 8-K, as filed with the SEC on May 16, 2023, July 27, 2023, February 26, 2024, December 20, 2024, and July 3, 2025, respectively.

Additionally, in connection with the approval of the March Extension Proposal, the Sponsor or its designees agreed to contribute to the Company as a note (i) the lesser of (a) an aggregate of $600,000 or (b) $0.04 for each public share on a monthly basis that is not redeemed in connection with the March Extension Proposal for the portion of the March Extension ending on June 23, 2023 (the “Initial Contribution”); plus, (ii) an aggregate monthly extension fee of $200,000 (commencing on June 23, 2023 and on the 23rd day of each subsequent month) until the charter extension date, or portion thereof, that is needed to complete an initial Business Combination.

The Initial Contribution was deposited into the Trust Account in March 2023. In June 2023, a monthly extension fee of $200,000 was deposited into the Trust Account, which was comprised of a $100,000 payment from the Sponsor and a $100,000 payment from Infinite Reality. In July 2023 and August 2023, Infinite Reality deposited a monthly extension fee of $200,000, in each case, directly into the Trust Account on behalf of the Company.

In connection with the September Extension Proposal, Infinite Reality agreed to contribute to the Company the lesser of (i) $62,500 per month or (ii) $0.025 for each Public Share on a monthly basis that is not redeemed in connection with the September Extension Proposal for the September Extension (commencing on September 23, 2023 and on the 23rd day of each subsequent month) until March 25, 2024, or portion thereof, that is needed to complete an initial business combination, which amount will be deposited into the Trust Account.

A monthly extension fee of approximately $50,000 was deposited directly into the Trust Account for each month from September 2023 to January 2024.

In connection with the 2024 March Extension Proposal, Infinite Reality agreed to contribute to the Company the lessor of (i) $50,000 per month or (ii) $0.03 for each Public Share on a monthly basis that is not redeemed in connection with the 2024 March Extension Amendment for the 2024 March Extension (commencing on March 23, 2024 and on the 23rd day of each subsequent month) until September 23, 2024, or portion thereof, that is needed to complete an initial business combination, which amount will be deposited into the Trust Account.

A monthly extension fee of approximately $34,000 was deposited directly into the Trust Account for each month from March 2024 to July 2024.

In connection with the 2024 September Extension Proposal, Infinite Reality agreed to contribute to the Company $0.06 for each Public Share on a monthly basis that is not redeemed in connection with the 2024 September Extension Amendment for the 2024 September Extension (commencing on September 23, 2024 and on the 23rd day of each subsequent month) until March 25, 2025, or portion thereof, that is needed to complete an initial business combination, which amount will be deposited into the Trust Account.

A monthly extension fee of approximately $34,000 was deposited directly into the Trust Account for each month from September 2024 to February 2025.

Approval of the Extension Proposal is a condition to the implementation of the Extension.

Approval of the Extension Proposal requires an affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock. Shares of Common Stock that are present virtually during the Special Meeting constitute shares of Common Stock represented “in person.”

The Adjournment Proposal requires an affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

In connection with the Extension, a holder of Public Shares (a “Public Stockholder”) may elect to redeem all or a portion of its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our IPO (the “Trust Account”), calculated as of two business days prior to the Special Meeting, including interest earned on the funds held in the Trust Account and not previously released to Newbury Street to pay Newbury Street’s taxes, divided by the number of then issued and outstanding Public Shares, regardless of how such Public Stockholders vote on the Extension Proposal or if they vote at all. If the Extension is approved by the requisite vote of stockholders, the remaining Public Stockholders will retain their right to redeem their Public Shares upon consummation of our initial business combination when it is submitted to a vote of the stockholders, subject to any limitations set forth in the Amended Charter. In addition, Public Stockholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date and the Company does not obtain an additional extension.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash upon the approval or effectiveness of the Extension Proposal. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(1)    (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(2)    prior to 5:00 p.m., Eastern Time, on September 22, 2025 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through the DTC. In order to validly redeem your Public Shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote for the Extension Proposal.

The Inflation Reduction Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of our Common Stock on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the excise tax. The Company confirms that the funds held in the Trust Account and any additional amounts deposited into the Trust Account (including the Contribution), as well as any interest earned thereon, will not be used to pay for the excise tax. For purposes of this proxy statement, the term “Contribution” refers to the Initial Contribution and any and all monthly extension fees.

If the Extension is not approved and we do not consummate an initial business combination by September 25, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 25, 2025 or by the applicable deadline as may be extended.

In connection with the Company’s IPO, Newbury Street Acquisition Sponsor LLC (the “Sponsor”) entered into a letter agreement to vote its shares of Common Stock purchased prior to the IPO (the “Founder Shares”), the Common Stock purchased by the Sponsor in the private placement that was consummated simultaneously with the IPO, and any Public Shares purchased by the Sponsor during or after the IPO, in favor of Newbury Street’s initial business combination. As of the record date, the Sponsor owns approximately 72.0% of Newbury Street’s total outstanding Common Stock. As a result, the Sponsor owns a sufficient number of shares to approve all of the proposals, even if no other shares are voted in favor of such proposals.

Only stockholders of record of the Company as of the close of business on September 8, 2025 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. On the record date, there were 3,472,317 shares of Common Stock issued and outstanding. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits stockholders unable to attend the Special Meeting online to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your shares, please contact Sodali & Co., our proxy solicitor, by calling toll-free at (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing NBST.info@investor.sodali.com.

By Order of the Board,
/s/ Thomas Bushey
Thomas Bushey
Chief Executive Officer and Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING TO BE HELD ON SEPTEMBER 24, 2025

This Notice of Special Meeting and Proxy Statement are available at
https://www.cstproxy.com/newburystreetacquisition/ext2025.

i

NEWBURY STREET ACQUISITION CORPORATION
PROXY STATEMENT
FOR THE SPECIAL MEETING
To Be Held at 10:00 a.m., Eastern Time, on September 24, 2025

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) for use at the Special Meeting of Newbury Street Acquisition Corporation, a Delaware corporation (the “Company,” “Newbury Street,” “we,” “us” or “our”), and any postponements, adjournments or continuations thereof (the “Special Meeting”). The Special Meeting will be held virtually via live webcast on September 24, 2025, at 10:00 a.m., Eastern Time. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/newburystreetacquisition/ext2025.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents incorporated by reference into this proxy statement contain forward-looking statements. These forward-looking statements are based on current expectations and beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. These forward-looking statements should not be relied upon as predictions of future events as Newbury Street cannot assure you that the events or circumstances reflected in these statements will be achieved or will occur. You can identify forward-looking statements by the use of forward-looking terminology including “anticipates,” “believes,” “continue,” “could,” “design,” “estimates,” “expects,” “intends,” “may,” “plans,” “potentially,” “predict,” “pro forma” “seeks,” “should,” “will” or the negative of these words and phrases or other variations of these words and phrases or comparable terminology.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, forward-looking statements include any statements of the plans, strategies and objectives of management for future operations, including the execution of integration and restructuring plans and the anticipated timing of filings; any statements concerning proposed new products or developments; any statements regarding future economic conditions or performance; statements of belief and any statement of assumptions underlying any of the foregoing. Forward-looking statements may also include any statements of the plans, strategies and objectives of management with respect to the approval and the closing of the initial business combination, Newbury Street’s ability to solicit a sufficient number of proxies to approve the initial business combination and other matters related to the closing of the initial business combination.

For a discussion of the factors that may cause Newbury Street’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied in such forward-looking statements, or for a discussion of risk associated with the ability of Newbury Street to complete the initial business combination and the effect of the initial business combination on the business of Newbury Street, see the section titled “Risk Factors.”

In addition, statements that “Newbury Street believes” and similar statements reflect the beliefs and opinions on the relevant subject of Newbury Street. These statements are based upon information available as of the date of this proxy statement, and while Newbury Street believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that Newbury Street has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, the results of Newbury Street could differ materially from the forward-looking statements. All forward-looking statements in this proxy statement are current only as of the date on which the statements were made, or in the case of a document incorporated by reference, as of the date of such document. Except as required by applicable law or regulation, Newbury Street does not undertakes any obligation to update publicly any forward-looking statements for any reason after the date of this proxy statement or to conform these statements to actual results or to changes in expectations.

RISK FACTORS

You should carefully consider the below risk factors and refer to the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 5, 2024, the Company’s subsequent Quarterly Reports on Form 10-Q and elsewhere in our filings with the SEC. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that our initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if the Extension or an initial business combination is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all.

The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

If the Extension Proposal is not approved, we will be required to cease all operations on September 25, 2025, except for the purposes of winding up and we would redeem our Public Shares and liquidate, in which case our Public Stockholders may receive only $11.48 per share, or less than such amount in certain circumstances, and will forgo any of the potential benefits from a completed initial business combination including potential stock price appreciation and the ability to exercise the Company’s warrants.

If the Extension is not approved and we do not consummate an initial business combination by September 25, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 25, 2025 or by the applicable deadline as may be extended. In such case, our Public Stockholders may receive only $11.48 per share, or less than $11.48 per share, on the redemption of their shares. Additionally, if the Extension Proposal is not approved, you will forgo any of the potential benefits that could have been realized from a completed initial business combination resulting in owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless. There will be no redemption rights or liquidating distributions with respect to our warrants.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the SPAC Rules and the SPAC Guidance described below.

The SEC has recently issued final rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete a business combination.

On January 24, 2024, the SEC issued final rules (the “SPAC Rules”) relating to, among other things, disclosures in business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; and the use of projections by SPACs in SEC filings in connection with proposed business combination transactions. The SPAC Rules became effective on July 1, 2024. In connection with the issuance of the SPAC Rules, the SEC also issued guidance (the “SPAC Guidance”) regarding the potential liability of certain participants in proposed business combination transactions and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (“Investment Company Act”) based on certain facts and circumstances such as duration, asset composition, sources of income, business purpose and activities of the SPAC and its management team in furtherance of such goals.

Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rules, or pursuant to the SEC’s views expressed in the SPAC Guidance, may increase the costs and the time required to consummate a business combination, and may constrain the circumstances under which we could complete a business combination.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate and dissolve the Company.

As described above, the SPAC Guidance relates to, among other things, the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company will be a question of facts and circumstances under the subjective test of Section 3(a)(1)(A) of the Investment Company Act. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company.

It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

In an effort to mitigate the risk that we may be deemed to have been operating as an unregistered investment company under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities held in the Trust Account on April 11, 2023 and to thereafter hold all funds in the Trust Account in an interest bearing demand deposit account until the earlier of the consummation of our business combination or our liquidation. There can be no assurance that this action will foreclose a judicial or regulatory finding, or an allegation, that the Company is an investment company.

We may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate a Business Combination with such target.

Our Sponsor is a U.S. entity of which Thomas Bushey and Kenneth King are managing members. Messrs. Bushey and King also serve as executive officers and directors of the Company. Mr. Bushey is a U.S. citizen and Mr. King is a U.K. citizen. Mr. King is a director and holds approximately thirty-three percent (33%) equity interests in one of the members of our Sponsor, which member is an asset management firm based in Hong Kong, and such member holds approximately forty-seven percent (47%) equity interests in our Sponsor. Also, another member of our Sponsor, which member is an asset management firm based in Hong Kong, holds approximately twelve percent (12%) equity interests in our Sponsor. As such, our Sponsor may be deemed to have substantial ties with non-U.S. persons. Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Therefore, because we may be considered a “foreign person” under such rules and regulations, we could be subject to foreign ownership restrictions and/or CFIUS review if our proposed initial business combination is between us and a U.S. target company engaged in a regulated industry or which may affect national security.

Outside the U.S., laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $11.48 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares in connection with the approval or effectiveness of the Extension Proposal, or in connection with a business combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption.

Pursuant to the Inflation Reduction Act of 2022 (the “Inflation Reduction Act”), commencing in 2023, a 1% U.S. federal excise tax (the “excise tax”) is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations and their “Specified Affiliates” as the term is defined in the Notice (as defined below). The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the “fair market value”, within the meaning of these rules, of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the “fair market value” of certain new stock issuances against the “fair market value” of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. The Treasury Department and the Internal Revenue Service (the “IRS”) have recently issued Notice 2023-2, indicating the intention to propose regulations on the excise tax and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, distributions in qualifying complete liquidations are exempt from the excise tax. In addition, the Notice provides that no distribution in a taxable year by a corporation that completely liquidates in a qualifying liquidation during such taxable year is subject to the excise tax.

As described in the section below entitled “Special Meeting of the Company Stockholders — Redemption Rights”, if the Extension Amendment is approved, our public stockholders will have the right to require us to redeem their Public Shares. The excise tax may apply to the redemption of Public Shares upon the approval or effectiveness of the Extension Proposal and any other repurchase of our shares (including repurchases in connection with a business combination and/or our liquidation). The extent to which we would be subject to the excise tax in a taxable year would depend on a number of factors, including: (i) the “fair market value” of the redemptions and repurchases during such taxable year, (ii) the nature and amount of any “PIPE” or other equity issuances during such taxable year (including in connection with a business combination), (iii) if we liquidate in such taxable year and whether the liquidation qualifies for exemption, (iv) the structuring of any business combination, and (v) the content of any proposed or final regulations and other guidance from the Treasury Department or the IRS. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. If we liquidate, it is not clear that our liquidation will qualify for exemption from the excise tax under the Notice because it will depend on the particular facts and circumstances of the liquidation. Any excise tax payable by us may cause a reduction in the cash available to us to complete an initial business combination, could affect our ability to complete an initial business combination, and may cause a reduction in amounts available for redemptions; however, the Company will not use the funds held in the Trust Account and any additional amounts deposited into the Trust Account (including the Contribution), as well as any interest earned thereon to pay the excise tax.

The Company’s securities have been delisted from Nasdaq.

On September 5, 2024, the Company, received written notice (the “Notice Letter”) from the Nasdaq Hearings Panel (the “Panel”) indicating that the Panel had determined to delist the Company’s securities from Nasdaq and that trading in our securities would be suspended at the open of trading on September 9, 2024, due to our failure to satisfy the terms of the Panel’s June 10, 2024 decision (the “Decision”). Pursuant to the terms of the Decision, amongst other things, the Company was required to close its previously announced initial business combination with the new entity demonstrating compliance with the initial listing criteria on or before September 23, 2024. On September 3, 2024, the Company’s advisors informed the Panel that the Company had filed a preliminary proxy statement to extend the deadline to complete its initial business combination from September 25, 2024 to March 25, 2025. Based on this update, the Panel determined it can no longer reasonably conclude that the Company will complete its initial business combination prior to September 23, 2024 as required by the Decision to regain compliance with Nasdaq requirements. Accordingly, the Panel determined to delist the Company’s securities from Nasdaq as set forth in the Notice Letter.

Following suspension of trading on Nasdaq, the Company’s units, common stock and warrants are subject to quotation and trading on the over-the-counter market under the ticker symbols “NBSTU,” “NBST,” and “NBSTW,” respectively.

We and the holders of our securities could be materially adversely impacted due to our securities being delisted from the Nasdaq due to non-compliance with the above rules. In particular:

•        a limited availability of market quotations for the Company’s securities;

•        reduced liquidity for Company securities;

•        a determination that the Company’s common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market;

•        a limited amount of news and analyst coverage for the Company;

•        a decreased ability to issue additional securities or obtain additional financing in the future; and

•        being subject to regulation in each state in which we offer our securities, including in connection with our initial business combination

As a result, an investor may likely find it more difficult to trade, or to obtain accurate price quotations for, the Company’s securities. Delisting may likely also reduce the visibility, liquidity and value of the Company’s securities, including as a result of reduced institutional investor interest in the Company, and may increase the volatility of the Company’s securities. Delisting could also cause a loss of confidence of potential business combination partners, which could further harm our ability to consummate a business combination. Alternatively, the Company could take steps to wind down the Company since it is delisted from Nasdaq.

Despite the fact that the Company’s securities have been delisted from the Nasdaq, the following requirements, among others, continue to apply to the Company:

•        the Company’s initial business combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the Company’s assets held in the Trust Account (excluding the deferred underwriting commissions, taxes payable on the income earned on the Trust Account);

•        the Company’s initial business combination must be approved by a majority of its independent directors;

•        if the Company’s submits its initial business combination to a stockholder vote, it will complete its initial business combination only if a majority of the outstanding shares of common stock voted are voted in favor of the initial business combination; and

•        if a stockholder vote on the Company’s initial business combination is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, it will offer to redeem its public shares pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, and will file tender offer documents with the SEC prior to completing its initial business combination which contain substantially the same financial and other information about its initial business combination and the redemption rights as is required under Regulation 14A of the Exchange Act.

If stockholders exercise redemption rights in connection with the Extension Proposal, such redemptions would further reduce the amount held in the Trust Account and could have a material impact on our ability to complete an initial business combination.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the $821,405.94 (which includes interest earned on the funds held in the Trust Account and not previously released to Newbury Street), that was in the Trust Account as of September 8, 2025, the record date. With less funds available in the Trust Account, the Company may be unable to complete certain potential business combinations that would otherwise be available to it and could be less attractive to potential targets as an acquirer. The Company may need to obtain additional funds to complete its initial business combination, and such third party financing may involve dilutive equity issuances or the incurrence of indebtedness at higher than desirable levels. There can be no assurance that such funds will be available on terms acceptable to the parties or at all. Additionally, if stockholders exercise their redemption rights in connection with the Extension Proposal, such redemptions would increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss.    They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held virtually on September 24, 2025, or at any adjournments or postponement thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

Newbury Street Acquisition Corporation is a blank check company incorporated on November 6, 2020 as a Delaware corporation. The Company was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”).

As previously announced, on December 12, 2022, the Company entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) by and among (i) the Company, (ii) Infinite Reality Holdings, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Pubco”), (iii) Infinity Purchaser Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), (iv) Infinity NBIR Company Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Pubco (“Company Merger Sub” and, together with Purchaser Merger Sub, the “Merger Subs”), and (v) Infinite Reality, Inc., a Delaware corporation (the “Infinite Reality”). Pursuant to the terms of the Merger Agreement, (i) Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Purchaser Merger”), (ii) Company Merger Sub will merge with and into Infinite Reality, with Infinite Reality continuing as the surviving entity (the “Company Merger,” and together with the Purchaser Merger, the “Mergers”), and (iii) following the Mergers, the Company and Infinite Reality will become direct wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company.

On May 15, 2023, the Company, Pubco, Purchaser Merger Sub, Company Merger Sub and Infinite Reality entered into an amendment to the Merger Agreement (the “First Merger Amendment”) to provide for (i) a revised definition of the definition of “Fully Diluted Shares”, (ii) the removal of Section 7.2(b) of the Merger Agreement (Minimum Cash Condition) in its entirety; and (iii) the addition of a new Section 6.23 providing for the payment by the Company of all transaction expenses up to $10 million in connection with the consummation of the Mergers and the other transactions contemplated by the Merger Agreement.

On July 21, 2023, the Company, Pubco, Purchaser Merger Sub, Company Merger Sub and Infinite Reality entered into a second amendment to the Merger Agreement (the “Second Merger Amendment”) to provide for the addition of a new Section 6.24 pursuant to which Infinite Reality agrees to pay a monthly extension fee directly into the Trust Account on behalf of the Company, on or before the date when such payment becomes due, until the completion of the Mergers. In addition, if the Merger Agreement is terminated for any reason other than a breach by the Company, Infinite Reality agrees to pay all expenses of the Company incurred after March 31, 2023, provided that in no event shall such payment exceed $3,000,000 (inclusive of all monthly extension fees paid). In the event that the Mergers are consummated, the Company agrees to pay for all transaction expenses up to $10,000,000 in connection with the consummation of the Mergers and the other transactions contemplated by the Merger Agreement.

On February 26, 2024, the Company, Pubco, Purchaser Merger Sub, Company Merger Sub and Infinite Reality entered into a third amendment to the Merger Agreement (the “Third Merger Amendment”) to provide for, among other things, (i) the addition of a new Section 6.25 providing for the delivery by Infinite Reality of certain deliverables by the deadlines set forth therein, (ii) the addition of a new Section 8.1(j) granting the Company the right to terminate the Merger Agreement if Infinite Reality breaches Section 6.25 or fails to meet any of the deadlines set forth therein, (iii) the amendment of Section 8.2(d) providing for the payment by Infinite Reality to the Company of certain reimbursement fees in the event of a termination pursuant to Section 8.1(j), and (iv) an amendment to the definition of “Monthly Extension Fee.”

On December 19, 2024, the Company, Pubco, Purchaser Merger Sub, Company Merger Sub and Infinite Reality entered into a mutual termination agreement effective as of such date (the “Mutual Termination Agreement”), pursuant to which they terminated the Merger Agreement, as amended. Pursuant to the Mutual

Termination Agreement, Infinite Reality will make a cash payment to the Company in the amount of $7,000,000 (the “Termination Fee”) no later than March 1, 2025. On July 2, 2025, the Company and Infinite Reality entered into a General Release and Settlement Agreement (the “Settlement Agreement”), resolving the dispute regarding payment of the Termination Fee pursuant to the Mutual Termination Agreement. Pursuant to the Settlement Agreement, Infinite Reality is required to pay the Company a total of $5.25 million, in installments to be paid through and including September 18, 2025. As per the terms of the Settlement Agreement, if Infinite Reality makes interim payments earlier than required, they may receive a discount of up to $300,000 from the total amount owed. For more information regarding the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Mergers that was filed with the SEC on December 15, 2022. For additional information on the First Merger Amendment, the Second Merger Amendment, the Third Merger Amendment, the Mutual Termination Agreement, and the Settlement Agreement, please see the Company’s Current Reports on Form 8-K, as filed with the SEC on May 16, 2023, July 27, 2023, February 26, 2024, December 20, 2024, and July 3, 2025, respectively.

On March 3, 2023, the Company filed a definitive proxy statement for a special meeting on March 21, 2023 (the “March Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from March 25, 2023 to September 25, 2023 (the “March Extension” and such proposal, the “March Extension Proposal”) and to approve the adjournment of the March Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the March Extension Proposal (the “March Adjournment Proposal”). The March Extension Proposal and March Adjournment Proposal were approved on March 21, 2023.

In connection with approval of the March Extension Proposal, the holders of 7,744,085 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.17 per share, for an aggregate redemption amount of approximately $78.8 million. As a result, on April 3, 2023, approximately $78.8 million was removed from the Company’s Trust Account to pay such holders, following which, 5,099,852 shares of common stock subject to redemption, remained outstanding.

On September 5, 2023, the Company filed a definitive proxy statement for a special meeting on September 22, 2023 (the “September Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from September 25, 2023 to March 25, 2024 (the “September Extension” and such proposal, the “September Extension Proposal”) and to approve the adjournment of the September Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the September Extension Proposal (the “September Adjournment Proposal”). The September Extension Proposal and September Adjournment Proposal were approved on September 22, 2023.

In connection with approval of the September Extension Proposal, the holders of 3,060,282 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.46 per share, for an aggregate redemption amount of approximately $32.0 million. As a result, on October 18, 2023, approximately $32.0 million was removed from the Company’s Trust Account to pay such holders, following which, 2,039,570 shares of common stock subject to redemption, remained outstanding.

On February 27, 2024, the Company filed a definitive proxy statement for a special meeting on March 20, 2024 (the “2024 March Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from March 25, 2024 to September 25, 2024 (the “2024 March Extension” and such proposal, the “2024 March Extension Proposal”) and to approve the adjournment of the 2024 March Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the 2024 March Extension Proposal (the “2024 March Adjournment Proposal”). The 2024 March Extension Proposal and 2024 March Adjournment Proposal were approved on March 20, 2024.

In connection with approval of the 2024 March Extension Proposal, the holders of 908,496 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.75 per share, for an aggregate redemption amount of approximately $9.8 million. As a result, on March 21, 2024, approximately $9.8 million was removed from the Company’s Trust Account to pay such holders, following which, 1,131,074 shares of common stock subject to redemption, remained outstanding.

On September 13, 2024, the Company filed a definitive proxy statement for a special meeting on September 24, 2024 (the “2024 September Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from September 25, 2024 to March 25, 2025 (the “2024 September Extension” and such proposal, the “2024 September Extension Proposal”) and to approve the adjournment of the 2024 September Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the 2024 September Extension Proposal (the “2024 September Adjournment Proposal”). The 2024 September Extension Proposal and 2024 September Adjournment Proposal were approved on September 24, 2024.

In connection with approval of the 2024 September Extension Proposal, the holders of 555,266 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.99 per share, for an aggregate redemption amount of approximately $6.1 million. As a result, on September 25, 2024, approximately $6.1 million was removed from the Company’s Trust Account to pay such holders, following which, 575,808 shares of common stock subject to redemption, remained outstanding.

On March 11, 2025, the Company filed a definitive proxy statement for a special meeting on March 21, 2025 (the “2025 March Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from March 25, 2025 to September 25, 2025 (the “2025 March Extension” and such proposal, the “2025 March Extension Proposal”) and to approve the adjournment of the 2025 March Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the 2025 March Extension Proposal (the “2025 March Adjournment Proposal”). The 2025 March Extension Proposal and 2025 March Adjournment Proposal were approved on March 21, 2025.

In connection with approval of the 2025 March Extension Proposal, the holders of 504,543 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.35 per share, for an aggregate redemption amount of approximately $5.7 million. As a result, in March 2025, approximately $5.7 million was removed from the Company’s Trust Account to pay such holders, following which, 71,265 shares of common stock subject to redemption, remained outstanding.

The Charter provides that the Company has until September 25, 2025, to complete an initial business combination. The Company’s Board has determined that there may not be sufficient time before September 25, 2025 to complete an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that in order to be able to complete an initial business combination, it is appropriate to obtain the Extension. The Board believes that an initial business combination opportunity is in the best interests of the Company and its stockholders. Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to complete an initial business combination to the Extended Date.

What is being voted on?

You are being asked to vote on the following proposals:

1.      The Extension Proposal — to amend the Company’s Charter pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate an initial business combination, (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Public Shares from September 25, 2025 to March 25, 2026 (the “Extension,” such date, the “Extended Date” and such proposal, the “Extension Proposal”); and

2.      The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on our initial business combination if and when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Thomas Bushey and Kenneth King have been nominated in the proxy as the proposed proxy for stockholders to appoint as their proxy at the Special Meeting. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Special Meeting is adjourned, the proxy holders can vote the shares on the new Special Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Special Meeting?

You are entitled to participate in the Special Meeting if you were a stockholder of record or a beneficial owner of the Company’s Common Stock as of the close of business on September 8, 2025, the record date, or you hold a valid legal proxy for the Special Meeting.

The Special Meeting will be held virtually via live webcast at 10:00 a.m., Eastern Time, on Wednesday, September 24, 2025. The Special Meeting will only be accessible online through the Internet. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/newburystreetacquisition/ext2025. The Special Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. We encourage you to access the Special Meeting webcast prior to the start time. Online check-in will begin 15 minutes prior to the start time of the Special Meeting, and you should allow ample time for the check-in procedures.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension?

Our Board believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date. The Extension would give the Company the opportunity to complete its initial business combination.

The Charter currently provides that if the Company does not complete an initial business combination by September 25, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 25, 2025 or by the applicable deadline as may be extended.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that an initial business combination offers an attractive investment for our stockholders, the Extension is warranted.

In connection with the Extension, Public Stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established in connection with our IPO (the “Trust Account”), calculated as of two business days prior to the Special Meeting, including interest earned on the funds held in the Trust Account and not previously released to Newbury Street to pay Newbury Street’s taxes, divided by the number of then issued and outstanding Public Shares, regardless of how such Public Stockholders vote on the Extension Proposal, or if they vote at all.

Liquidation of the Trust Account is a fundamental obligation of the Company to the Public Stockholders, and the Company is not proposing, and will not propose, to change that obligation to the Public Stockholders. If holders of Public Shares do not elect to redeem their Public Shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete an initial business combination, unless the Company obtains any additional extension.

Our Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your Public Shares.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors, officers and advisors and their permitted transferees (collectively, the “Initial Stockholders”) are expected to vote any shares of Common Stock over which they have voting control in favor of the Extension Proposal and, if presented, the Adjournment Proposal.

The Initial Stockholders are not entitled to redeem any shares of Common Stock held by them. On the record date, the Initial Stockholders beneficially owned and were entitled to vote 3,565,699 shares of Common Stock, which represents approximately 91.68% of the Company’s issued and outstanding shares of Common Stock.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, the Public Shares (a) would be purchased at a price no higher than the price offered through the Company’s redemption process; (b) will not be voted at the Special Meeting; and (c) would not be redeemable by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates.

The Company will file a Current Report on Form 8-K to disclose arrangements entered into or purchases made by any of the aforementioned persons, which report will include the number of shares purchased, the purchase price, the purpose of the purchase, the impact that such purposes would have on the likelihood that the Extension Proposal will be approved, the nature of the security holders who sold to the Sponsor, the Company’s directors, officers, advisors or its affiliates, and the number of Public Shares then redeemed.

The purpose of such stock purchases and other transactions would be to increase the likelihood of obtaining stockholder approval for the proposals, and to minimize redemptions of Public Shares, where it appears that such requirements would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or rights owned by the Sponsor for nominal value.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Special Meeting and could decrease the chances that the Extension would be approved. Entering into any such arrangements may have a depressive effect on Public Shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares it owns, either prior to or immediately after the Special Meeting. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires an affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock. Shares of Common Stock that are present virtually during the Special Meeting constitute shares of Common Stock represented “in person.”

What vote is required to approve the Adjournment Proposal?

The Adjournment Proposal requires an affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Extended Date as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial business combination.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and we do not consummate an initial business combination by September 25, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Initial Stockholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by them if the Company fails to complete an initial business combination by September 25, 2025, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Common Stock they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 25, 2025 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension is approved, what happens next?

The Company is continuing its efforts to complete its initial business combination.

The Charter provides that the Company has until September 25, 2025 to complete an initial business combination. The Company’s Board has determined that there may not be sufficient time before September 25, 2025 to complete an initial business combination, and in order to complete an initial business combination, it is appropriate to obtain the Extension. If the Extension is approved, the Company expects to continue using best efforts to complete an initial business combination as soon as practicable and seeking stockholder approval of an initial business combination. If stockholders approve an initial business combination, the Company expects to consummate such initial business combination as soon as possible following stockholder approval and satisfaction of the other conditions to the consummation of such initial business combination.

Following the approval of the Extension Proposal by the holders of at least a majority of the outstanding shares of Common Stock, the Company will file the Amended Charter with the Secretary of State of the State of Delaware as soon as practicable after the Special Meeting. The Company will remain a reporting company under the Exchange Act, and its units, Common Stock and public warrants will remain publicly traded.

If the Extension is approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of Public Shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of shares of Common Stock held by the Sponsor.

Additionally, in connection with the approval of the March Extension Proposal, the Sponsor or its designees agreed to contribute to the Company as a note (i) the lesser of (a) an aggregate of $600,000 or (b) $0.04 for each public share on a monthly basis that is not redeemed in connection with the March Extension Proposal for the portion of the March Extension ending on June 23, 2023 (the “Initial Contribution”); plus, (ii) an aggregate monthly extension fee of $200,000 (commencing on June 23, 2023 and on the 23rd day of each subsequent month) until the charter extension date, or portion thereof, that is needed to complete an initial Business Combination.

Pursuant to the Second Merger Agreement, Infinite Reality has agreed to pay a monthly extension fee directly into the Trust Account on behalf of the Company, on or before the date when such payment becomes due, until the completion of the Mergers. In addition, if the Merger Agreement is terminated for any reason other than a breach by the Company, Infinite Reality agrees to pay all expenses of the Company incurred after March 31, 2023, provided that in no event shall such payment exceed $3,000,000 (inclusive of all monthly extension fees paid). In the event that the Mergers are consummated, the Company agrees to pay for all transaction expenses up to $10,000,000 in connection with the consummation of the Mergers and the other transactions contemplated by the Merger Agreement.

The Initial Contribution was deposited into the Trust Account in March 2023. In June 2023, a monthly extension fee of $200,000 was deposited into the Trust Account, which was comprised of a $100,000 payment from the Sponsor and a $100,000 payment from Infinite Reality. In July 2023 and August 2023, Infinite Reality deposited a monthly extension fee of $200,000, in each case, directly into the Trust Account on behalf of the Company.

Additionally, in connection with the approval of the September Extension Proposal, Infinite Reality agreed to contribute to the Company the lesser of (i) $62,500 per month or (ii) $0.025 for each Public Share on a monthly basis that is not redeemed in connection with the September Extension Proposal for the September Extension (commencing on September 23, 2023 and on the 23rd day of each subsequent month) until March 25, 2024, or portion thereof, that is needed to complete an initial business combination, which amount will be deposited into the Trust Account.

A monthly extension fee of approximately $50,000 was deposited directly into the Trust Account for each month from September 2023 to January 2024.

In connection with the 2024 March Extension Proposal, Infinite Reality agreed to contribute to the Company the lessor of (i) $50,000 per month or (ii) $0.03 for each Public Share on a monthly basis that is not redeemed in connection with the 2024 March Extension Amendment for the 2024 March Extension (commencing on March 23, 2024 and on the 23rd day of each subsequent month) until September 23, 2024, or portion thereof, that is needed to complete an initial business combination, which amount will be deposited into the Trust Account.

A monthly extension fee of approximately $34,000 was deposited directly into the Trust Account for each month from March 2024 to July 2024.

In connection with the 2024 September Extension Proposal, Infinite Reality agreed to contribute to the Company $0.06 for each Public Share on a monthly basis that is not redeemed in connection with the 2024 September Extension Amendment for the 2024 September Extension (commencing on September 23, 2024 and on the 23rd day of each subsequent month) until March 25, 2025, or portion thereof, that is needed to complete an initial business combination, which amount will be deposited into the Trust Account.

A monthly extension fee of approximately $34,000 was deposited directly into the Trust Account for each month from September 2024 to February 2025.

Where will I be able to find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a stockholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination if and when it is submitted to stockholders. If you disagree with an initial business combination, you will retain your right to redeem your Public Shares upon consummation of such initial business combination, subject to any limitations set forth in our Charter or the Amended Charter (as applicable).

How do I change my vote?

If you are a stockholder of record and give a proxy, you may change or revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

•        Send a later-dated, signed proxy card to the Company at 121 High Street, Floor 3, Boston, MA 02110, attn: Secretary, so that it is received prior to the vote at the Special Meeting, which is scheduled to take place on September 24, 2025 (or, in the case of an adjournment, no later than the time appointed for the holding of the adjourned meeting).

•        Submit a later-dated vote by Internet, because only your latest Internet vote received by 11:59 p.m., Eastern Time, on September 23, 2025 will be counted.

•        Send a notice of revocation in writing to the Company’s Secretary at 121 High Street, Floor 3, Boston, MA 02110, which must be received prior to the vote at the Special Meeting.

•        Attend the Special Meeting, revoke your proxy and vote at the meeting. Simply attending the Special Meeting will not constitute revocation.

However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A stockholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Special Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Bylaws. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.

Who can vote at the Special Meeting?

Holders of our shares of Common Stock as of the close of business (Eastern Time) on September 8, 2025, the record date, are entitled to vote at the Special Meeting. As of the record date, there were 3,472,317 shares of Common Stock issued and outstanding. In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share held by them on the record date.

Registered Stockholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Special Meeting.

Street Name Stockholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of Common Stock at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?

The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

Are there any dissenter’s or appraisal or similar rights for dissenting stockholders?

Neither Delaware Law nor our Charter provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

What happens to the Company’s warrants if the Extension is not approved?

If the Extension is not approved and we do not consummate an initial business combination by September 25, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 25, 2025 or by the applicable deadline as may be extended.

What happens to the Company’s warrants if the Extension is approved?

If the Extension is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

With respect to the regulation of SPACs, on January 24, 2024, the SEC issued the SPAC Guidance relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, as amended. Whether a SPAC is an investment company will be a question of facts and circumstances under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, which involves an analysis of a SPAC’s activities, including the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company.

In an effort to mitigate the risk that we may be deemed to have been operating as an unregistered investment company under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities held in the Trust Account on April 11, 2023 and to thereafter hold all funds in the Trust Account in an interest bearing demand deposit account until the earlier of the consummation of our Business Combination or our liquidation.

How do I vote?

You are entitled to one vote for each share of Common Stock that you owned as of the close of business on September 8, 2025, the record date. If you were a holder of record of the Company’s Common Stock as of the close of business on September 8, 2025, the record date for the Special Meeting, you may vote with respect to the proposals by attending the Special Meeting and voting electronically during the meeting. You may also vote prior to the Special Meeting in the following ways:

•        Internet:    Log on to the Internet and visit www.cstproxyvote.com, by 11:59 p.m., Eastern Time, on September 23, 2025 and follow the instructions provided to submit your vote.

•        Mail:    Mark, sign, date and return the proxy card promptly using the pre-addressed postage-paid envelope provided.

You may still attend the Special Meeting and vote virtually at the meeting if you have already voted by proxy.

If your shares of Common Stock, including those shares held as a constituent part of the Company’s units, are held in “street name” by a bank, broker or other nominee, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, unless you are the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

How do I redeem my Public Shares?

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(1)    (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(2)    prior to 5:00 p.m., Eastern Time, on September 22, 2025 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through the DTC. In order to validly redeem your Public Shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote for the Extension Proposal.

Based upon the amount held in the Trust Account as of September 8, 2025, the record date, which was approximately $821,405.94 (which includes interest earned on the funds held in the Trust Account and not previously released to Newbury Street), the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $11.48 at the time of the Special Meeting. The closing price of a share of Common Stock on September 8, 2025 was $10.02. The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Inflation Reduction Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of our Common Stock on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the excise tax. The Company confirms that the funds held in the Trust Account and any additional amounts deposited into the Trust Account (including the contributions), as well as any interest earned thereon, will not be used to pay for the excise tax.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares, or submit your proxy votes by Internet by following the instructions on the enclosed proxy card.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Sodali & Co. to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Sodali & Co. a fee of $12,000, plus associated disbursements, for the Special Meeting and will reimburse Sodali & Co. for its reasonable out-of-pocket expenses and indemnify Sodali & Co. against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Common Stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on June 5, 2024, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Newbury Street Acquisition Corporation
121 High Street, Floor 3,
Boston, MA 02110
Telephone: (617) 893-3057

You may also contact the Company’s proxy solicitor at:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Telephone: Toll-Free (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: NBST.info@investor.sodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of Public Shares and you intend to seek redemption of your shares, you will need to deliver your Public Shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on September 22, 2025 (two business days prior to the vote at the Special Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held virtually via live webcast on September 24, 2025, at 10:00 a.m., Eastern Time, to consider and vote upon the proposals to be put to the Special Meeting.

At the Special Meeting, you will be asked to consider and vote on proposals to:

1.      Proposal No. 1 — The Extension Proposal — to amend the Company’s Charter pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate an initial business combination, (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Public Shares from September 25, 2025 to March 25, 2026; and

2.      Proposal No. 2 — The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete an initial business combination. As previously announced, on December 12, 2022, the Company entered into the Merger Agreement, as amended by the First Merger Amendment dated May 15, 2023, the Second Merger Amendment dated July 21, 2023, and the Third Merger Amendment dated February 26, 2024 by and among (i) the Company, (ii) Pubco, (iii) Purchaser Merger Sub, (iv) Company Merger Sub, and (v) Infinite Reality. Pursuant to the terms of the Merger Agreement, (i) Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Purchaser Merger”), (ii) Company Merger Sub will merge with and into Infinite Reality, with Infinite Reality continuing as the surviving entity (the “Company Merger,” and together with the Purchaser Merger, the “Mergers”), and (iii) following the Mergers, the Company and Infinite Reality will become direct wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company. On December 19, 2024, the Company, Pubco, Purchaser Merger Sub, Company Merger Sub and Infinite Reality entered into a mutual termination agreement effective as of such date (the “Mutual Termination Agreement”), pursuant to which they terminated the Merger Agreement, as amended. Pursuant to the Mutual Termination Agreement, Infinite Reality will make a cash payment to the Company in the amount of $7,000,000 (the “Termination Fee”) no later than March 1, 2025. On July 2, 2025, the Company and Infinite Reality entered into a General Release and Settlement Agreement (the “Settlement Agreement”), resolving the dispute regarding payment of the Termination Fee pursuant to the Mutual Termination Agreement. Pursuant to the Settlement Agreement, Infinite Reality is required to pay the Company a total of $5.25 million, in installments to be paid through and including September 18, 2025. As per the terms of the Settlement Agreement, if Infinite Reality makes interim payments earlier than required, they may receive a discount of up to $300,000 from the total amount owed. For more information regarding the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Mergers that was filed with the SEC on December 15, 2022. For additional information on the First Merger Amendment, the Second Merger Amendment, the Third Merger Amendment, the Mutual Termination Agreement, and the Settlement Agreement, please see the Company’s Current Reports on Form 8-K, as filed with the SEC on May 16, 2023, July 27, 2023, February 26, 2024, December 20, 2024, and July 3, 2025, respectively.

The Company previously received shareholder approval of the March Extension Proposal extending the deadline to complete an initial business combination from March 25, 2023 to September 25, 2023. In connection with approval of the March Extension Proposal, the holders of 7,744,085 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.17 per share, for an aggregate redemption amount of approximately $78.8 million. As a result, on April 3, 2023, approximately $78.8 million was removed from the Company’s Trust Account to pay such holders, following which, 5,099,852 shares of common stock subject to redemption, remained outstanding.

Additionally, on September 22, 2023, the Company received shareholder approval of the September Extension Proposal extending the deadline to complete an initial business combination from September 25, 2023 to March 25, 2024. In connection with approval of the September Extension Proposal, the holders of 3,060,282 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.46 per share, for an aggregate redemption amount of approximately $32.0 million. As a result, on October 18, 2023, approximately $32.0 million was removed from the Company’s Trust Account to pay such holders, following which, 2,039,570 shares of common stock subject to redemption, remained outstanding.

Additionally, on March 20, 2024, the Company received shareholder approval of the 2024 March Extension Proposal extending the deadline to complete an initial business combination from March 25, 2024 to September 25, 2024. In connection with approval of the 2024 March Extension Proposal, the holders of 908,496 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.75 per share, for an aggregate redemption amount of approximately $9.8 million. As a result, on March 21, 2024, approximately $9.8 million was removed from the Company’s Trust Account to pay such holders, following which, 1,131,074 shares of common stock subject to redemption, remained outstanding.

Additionally, on September 24, 2024, the Company received shareholder approval of the 2024 September Extension Proposal extending the deadline to complete an initial business combination from September 25, 2024 to March 25, 2025. In connection with approval of the 2024 September Extension Proposal, the holders of 555,266 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.99 per share, for an aggregate redemption amount of approximately $6.1 million. As a result, on September 25, 2024, approximately $6.1 million was removed from the Company’s Trust Account to pay such holders, following which, 575,808 shares of common stock subject to redemption, remained outstanding.

Additionally, on March 21, 2025, the Company received shareholder approval of the 2025 March Extension Proposal extending the deadline to complete an initial business combination from March 25, 2025 to September 25, 2025. In connection with approval of the 2025 March Extension Proposal, the holders of 504,543 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.35 per share, for an aggregate redemption amount of approximately $5.7 million. As a result, in March 2025, approximately $5.7 million was removed from the Company’s Trust Account to pay such holders, following which, 71,265 shares of common stock subject to redemption, remained outstanding.

The Charter provides that the Company has until September 25, 2025, to complete an initial business combination. The Company’s Board has determined that there may not be sufficient time before September 25, 2025 to complete an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that in order to be able to complete an initial business combination, it is appropriate to obtain the Extension. The Board believes that an initial business combination opportunity is in the best interests of the Company and its stockholders. Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to complete an initial business combination to the Extended Date.

Voting Power; Record Date

Only stockholders of record of the Company as of the close of business on September 8, 2025, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 3,472,317 shares of Common Stock issued and outstanding. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Stockholders

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Bylaws. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “nondiscretionary” matter.

Votes Required

Approval of the Extension Proposal requires an affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock. Shares of Common Stock that are present virtually during the Special Meeting constitute shares of Common Stock represented “in person.”

The Adjournment Proposal requires an affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Voting

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

You can vote your shares at the Special Meeting virtually or by proxy. You may attend the Special Meeting via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/newburystreetacquisition/ext2025. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope, or submit your proxy vote by Internet by following the instructions on the enclosed proxy card. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person online, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Sodali & Co., by calling toll-free at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing NBST.info@investor.sodali.com.

Revocability of Proxies

If you are a stockholder of record and give a proxy, you may change or revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

•        Send a later-dated, signed proxy card to the Company at 121 High Street, Floor 3, Boston, MA 02110, attn: Secretary, so that it is received prior to the vote at the Special Meeting, which is scheduled to take place on September 24, 2025 (or, in the case of an adjournment, no later than the time appointed for the holding of the adjourned meeting).

•        Submit a later-dated vote by Internet, because only your latest Internet vote received by 11:59 p.m., Eastern Time, on September 23, 2025 will be counted.

•        Send a notice of revocation in writing to the Company’s Secretary at 121 High Street, Floor 3, Boston, MA 02110, which must be received prior to the vote at the Special Meeting.

•        Attend the Special Meeting, revoke your proxy and vote at the meeting. Simply attending the Special Meeting will not constitute revocation.

However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Special Meeting

The Special Meeting will be held virtually by live webcast or by proxy at 10:00 a.m., Eastern Time, on September 24, 2025. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope, or submit your proxy vote by Internet by following the instructions on the enclosed proxy card. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person online, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Sodali & Co. to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Sodali & Co. a fee of $12,000, plus associated disbursements, for the Special Meeting and will reimburse Morrow Sodali & Co. for its reasonable out-of-pocket expenses and indemnify Sodali & Co. against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Common Stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact Sodali & Co. at:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Telephone: Toll-Free (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: NBST.info@investor.sodali.com

Some banks and brokers have customers who beneficially own shares of Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

Neither Delaware Law nor our Charter provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Stockholder Proposals

No business may be transacted at any annual meeting or special meeting other than business that is either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the meeting in accordance with the requirements set forth in the Charter.

Other Business

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 121 High Street, Floor 3, Boston, MA 02110. Our telephone number is (617) 893-3057.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

Newbury Street Acquisition Corporation is a blank check company incorporated on November 6, 2020 as a Delaware corporation and formed for the purpose of effecting an initial business combination. To date, our efforts have been limited to organizational activities as well as activities related to our IPO and our search for an initial business combination.

As previously announced, on December 12, 2022, the Company entered into the Merger Agreement by and among (i) the Company, (ii) Pubco, (iii) Purchaser Merger Sub, (iv) Company Merger Sub, and (v) Infinite Reality. Pursuant to the terms of the Merger Agreement, (i) Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Purchaser Merger”), (ii) Company Merger Sub will merge with and into Infinite Reality, with Infinite Reality continuing as the surviving entity (the “Company Merger,” and together with the Purchaser Merger, the “Mergers”), and (iii) following the Mergers, the Company and Infinite Reality will become direct wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company.

On May 15, 2023, the Company, Pubco, Purchaser Merger Sub, Company Merger Sub and Infinite Reality entered into an amendment to the Merger Agreement (the “First Merger Amendment”) to provide for (i) a revised definition of the definition of “Fully Diluted Shares”, (ii) the removal of Section 7.2(b) of the Merger Agreement (Minimum Cash Condition) in its entirety; and (iii) the addition of a new Section 6.23 providing for the payment by the Company of all transaction expenses up to $10 million in connection with the consummation of the Mergers and the other transactions contemplated by the Merger Agreement.

On July 21, 2023, the Company, Pubco, Purchaser Merger Sub, Company Merger Sub and Infinite Reality entered into a second amendment to the Merger Agreement (the “Second Merger Amendment”) to provide for the addition of a new Section 6.24 pursuant to which Infinite Reality agrees to pay a monthly extension fee directly into the Trust Account on behalf of the Company, on or before the date when such payment becomes due, until the completion of the Mergers. In addition, if the Merger Agreement is terminated for any reason other than a breach by the Company, Infinite Reality agrees to pay all expenses of the Company incurred after March 31, 2023, provided that in no event shall such payment exceed $3,000,000 (inclusive of all monthly extension fees paid). In the event that the Mergers are consummated, the Company agrees to pay for all transaction expenses up to $10,000,000 in connection with the consummation of the Mergers and the other transactions contemplated by the Merger Agreement.

On February 26, 2024, the Company, Pubco, Purchaser Merger Sub, Company Merger Sub and Infinite Reality entered into a third amendment to the Merger Agreement (the “Third Merger Amendment”) to provide for, among other things, (i) the addition of a new Section 6.25 providing for the delivery by Infinite Reality of certain deliverables by the deadlines set forth therein, (ii) the addition of a new Section 8.1(j) granting the Company the right to terminate the Merger Agreement if Infinite Reality breaches Section 6.25 or fails to meet any of the deadlines set forth therein, (iii) the amendment of Section 8.2(d) providing for the payment by Infinite Reality to the Company of certain reimbursement fees in the event of a termination pursuant to Section 8.1(j), and (iv) an amendment to the definition of “Monthly Extension Fee.”

On December 19, 2024, the Company, Pubco, Purchaser Merger Sub, Company Merger Sub and Infinite Reality entered into a mutual termination agreement effective as of such date (the “Mutual Termination Agreement”), pursuant to which they terminated the Merger Agreement, as amended. Pursuant to the Mutual Termination Agreement, Infinite Reality will make a cash payment to the Company in the amount of $7,000,000 (the “Termination Fee”) no later than March 1, 2025. On July 2, 2025, the Company and Infinite Reality entered into a General Release and Settlement Agreement (the “Settlement Agreement”), resolving the dispute regarding payment of the Termination Fee pursuant to the Mutual Termination Agreement. Pursuant to the Settlement Agreement, Infinite Reality is required to pay the Company a total of $5.25 million, in installments to be paid through and including September 18, 2025. As per the terms of the Settlement Agreement, if Infinite Reality makes interim payments earlier than required, they may receive a discount of up to $300,000 from the total amount owed.

On March 3, 2023, the Company filed a definitive proxy statement for a special meeting on March 21, 2023 (the “March Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from March 25, 2023 to September 25, 2023 (the “March Extension” and such proposal, the “March Extension Proposal”) and to approve the adjournment of the March Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the March Extension Proposal (the “March Adjournment Proposal”). The March Extension Proposal and March Adjournment Proposal were approved on March 21, 2023.

In connection with approval of the March Extension Proposal, the holders of 7,744,085 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.17 per share, for an aggregate redemption amount of approximately $78.8 million. As a result, on April 3, 2023, approximately $78.8 million was removed from the Company’s Trust Account to pay such holders, following which, 5,099,852 shares of common stock subject to redemption, remained outstanding.

On September 5, 2023, the Company filed a definitive proxy statement for a special meeting on September 22, 2023 (the “September Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from September 25, 2023 to March 25, 2024 (the “September Extension” and such proposal, the “September Extension Proposal”) and to approve the adjournment of the September Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the September Extension Proposal (the “September Adjournment Proposal”). The September Extension Proposal and September Adjournment Proposal were approved on September 22, 2023.

In connection with approval of the September Extension Proposal, the holders of 3,060,282 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.46 per share, for an aggregate redemption amount of approximately $32.0 million. As a result, on October 18, 2023, approximately $32.0 million was removed from the Company’s Trust Account to pay such holders, following which, 2,039,570 shares of common stock subject to redemption, remained outstanding.

On February 27, 2024, the Company filed a definitive proxy statement for a special meeting on March 20, 2024 (the “2024 March Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from March 25, 2024 to September 25, 2024 (the “2024 March Extension” and such proposal, the “2024 March Extension Proposal”) and to approve the adjournment of the 2024 March Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the 2024 March Extension Proposal (the “2024 March Adjournment Proposal”). The 2024 March Extension Proposal and 2024 March Adjournment Proposal were approved on March 20, 2024.

In connection with approval of the 2024 March Extension Proposal, the holders of 908,496 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.75 per share, for an aggregate redemption amount of approximately $9.8 million. As a result, on March 21, 2024, approximately $9.8 million was removed from the Company’s Trust Account to pay such holders, following which, 1,131,074 shares of common stock subject to redemption, remained outstanding.

On September 13, 2024, the Company filed a definitive proxy statement for a special meeting on September 24, 2024 (the “2024 September Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from September 25, 2024 to March 25, 2025 (the “2024 September Extension” and such proposal, the “2024 September Extension Proposal”) and to approve the adjournment of the 2024 September Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the 2024 September Extension Proposal (the “2024 September Adjournment Proposal”). The 2024 September Extension Proposal and 2024 September Adjournment Proposal were approved on September 24, 2024.

In connection with approval of the 2024 September Extension Proposal, the holders of 555,266 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.99 per share, for an aggregate redemption amount of approximately $6.1 million. As a result, on September 25, 2024, approximately $6.1 million was removed from the Company’s Trust Account to pay such holders, following which, 575,808 shares of common stock subject to redemption, remained outstanding.

On March 11, 2025, the Company filed a definitive proxy statement for a special meeting on March 21, 2025 (the “2025 March Special Meeting”) to seek approval from its stockholders to amend the Charter to further extend the date by which the Company is required to complete its initial Business Combination from March 25, 2025 to September 25, 2025 (the “2025 March Extension” and such proposal, the “2025 March Extension Proposal”) and to approve the adjournment of the 2025 March Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the 2025 March Extension Proposal (the “2025 March Adjournment Proposal”). The 2025 March Extension Proposal and 2025 March Adjournment Proposal were approved on March 21, 2025.

In connection with approval of the 2025 March Extension Proposal, the holders of 504,543 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.35 per share, for an aggregate redemption amount of approximately $5.7 million. As a result, in March 2025, approximately $5.7 million was removed from the Company’s Trust Account to pay such holders, following which, 71,265 shares of common stock subject to redemption, remained outstanding.

The Charter provides that the Company has until September 25, 2025, to complete an initial business combination. The Board has determined that there may not be sufficient time before September 25, 2025 to complete an initial business combination, and in order to complete an initial business combination, it is appropriate to obtain the Extension. Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to complete an initial business combination to the Extended Date.

The Extension

We are proposing to amend the Charter pursuant to the amendment in the form set forth in Annex A hereof to extend the date by which the Company must (1) consummate its initial business combination, (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Public Shares.

Reasons for the Proposal

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete an initial business combination. The Charter provides that the Company has until September 25, 2025, to complete an initial business combination. The Company’s Board has determined that there may not be sufficient time before September 25, 2025 to complete an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that in order to be able to complete an initial business combination, it is appropriate to obtain the Extension. The Board believes that an initial business combination opportunity is in the best interests of the Company and its stockholders. Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to complete an initial business combination to the Extended Date.

The Charter currently provides that if the Company does not complete an initial business combination by September 25, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

We believe that the provision of the Charter described in the preceding paragraph was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that an initial business combination offers an attractive investment for our stockholders, the Extension is warranted.

The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed initial business combination when it is submitted to stockholders in the future and the right to redeem your Public Shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s taxes, divided by the number of then issued and outstanding Public Shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

If the Extension Is Not Approved

If the Extension Proposal is not approved and we do not consummate an initial business combination by September 25, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Initial Stockholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by them if the Company fails to complete an initial business combination by September 25, 2025, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Common Stock they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 25, 2025 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Is Approved

If the Extension is approved, the Company will file the Amended Charter with the Secretary of State of the State of Delaware as soon as practicable after the Special Meeting and the time the Company has to complete an initial business combination will be extended until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Common Stock and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on our initial business combination if and when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the $821,405.94 (which includes interest earned on the funds held in the Trust Account and not previously released to Newbury Street), that was in the Trust Account as of September 8, 2025, the record date. With less funds available in the Trust Account, the Company may be unable to complete certain potential business combinations that would otherwise be available to it and could be less attractive to potential targets as an acquirer. The Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Additionally, in connection with the approval of the March Extension Proposal, the Sponsor or its designees agreed to contribute to the Company as a note (i) the lesser of (a) an aggregate of $600,000 or (b) $0.04 for each public share on a monthly basis that is not redeemed in connection with the March Extension Proposal for the portion of the March Extension ending on June 23, 2023 (the “Initial Contribution”); plus, (ii) an aggregate monthly extension fee of $200,000 (commencing on June 23, 2023 and on the 23rd day of each subsequent month) until the charter extension date, or portion thereof, that is needed to complete an initial Business Combination.

The Initial Contribution was deposited into the Trust Account in March 2023. In June 2023, a monthly extension fee of $200,000 was deposited into the Trust Account, which was comprised of a $100,000 payment from the Sponsor and a $100,000 payment from Infinite Reality. In July 2023 and August 2023, Infinite Reality deposited a monthly extension fee of $200,000, in each case, directly into the Trust Account on behalf of the Company.

Additionally, in connection with the approval of the September Extension Proposal, Infinite Reality agreed to contribute to the Company the lesser of (i) $62,500 per month or (ii) $0.025 for each Public Share on a monthly basis that is not redeemed in connection with the September Extension Proposal for the September Extension (commencing on September 23, 2023 and on the 23rd day of each subsequent month) until March 25, 2024, or portion thereof, that is needed to complete an initial business combination, which amount will be deposited into the Trust Account.

A monthly extension fee of approximately $50,000 was deposited directly into the Trust Account for each month from September 2023 to January 2024.

In connection with the 2024 March Extension Proposal, Infinite Reality agreed to contribute to the Company the lessor of (i) $50,000 per month or (ii) $0.03 for each Public Share on a monthly basis that is not redeemed in connection with the 2024 March Extension Amendment for the 2024 March Extension (commencing on March 23, 2024 and on the 23rd day of each subsequent month) until September 23, 2024, or portion thereof, that is needed to complete an initial business combination, which amount will be deposited into the Trust Account.

A monthly extension fee of approximately $34,000 was deposited directly into the Trust Account for each month from March 2024 to July 2024.

In connection with the 2024 September Extension Proposal, Infinite Reality agreed to contribute to the Company $0.06 for each Public Share on a monthly basis that is not redeemed in connection with the 2024 September Extension Amendment for the 2024 September Extension (commencing on September 23, 2024 and on the 23rd day of each subsequent month) until March 25, 2025, or portion thereof, that is needed to complete an initial business combination, which amount will be deposited into the Trust Account.

A monthly extension fee of approximately $34,000 was deposited directly into the Trust Account for each month from September 2024 to February 2025.

Redemption Rights

In connection with the approval of the Extension, each Public Stockholder may seek to redeem his, her or its Public Shares. Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed initial business combination or if the Company has not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON SEPTEMBER 22, 2025. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash upon the approval or effectiveness of the Extension Proposal. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(1)    (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(2)    prior to 5:00 p.m., Eastern Time, on September 22, 2025 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through the DTC. In order to validly redeem your Public Shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. In the event that a Public Stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Stockholder tenders shares and the Extension is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension will not be approved. The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of Public Stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a per share price, payable in cash, equal to equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the Special Meeting, including interest earned on the funds held in the Trust Account and not previously released to the

Company to pay the Company’s taxes, divided by the number of then issued and outstanding Public Shares. Based upon the amount held in the Trust Account as of September 8, 2025, the record date, which was approximately $821,405.94 (which includes interest earned on the funds held in the Trust Account and not previously released to Newbury Street), the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $11.48 at the time of the Special Meeting. The closing price of the Company’s Common Stock on September 8, 2025 was $10.02. The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) (if any) and other redemption forms to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

In addition, as discussed above, due to the Inflation Reduction Act, any redemption of the Public Shares on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the excise tax. The Company confirms that the funds held in the Trust Account and any additional amounts deposited into the Trust Account (including the Contribution), as well as any interest earned thereon, will not be used to pay for the excise tax.

United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) who elect to have their Public Shares redeemed for cash if the Extension Proposal is approved. This section applies only to Public Stockholders who hold their Public Shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any state, local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        financial institutions or financial services entities;

•        broker-dealers;

•        S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the Public Shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        tax-qualified retirement plans;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents or citizens of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of our Public Shares;

•        the Sponsor or its affiliates, officers or directors;

•        persons subject to the alternative minimum tax;

•        persons that acquired their Public Shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold their Public Shares as part of a straddle, constructive sale, hedging, wash sale, conversion or other integrated or similar transaction;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations, passive foreign investment companies (or their stockholders), or corporations that accumulate earnings to avoid U.S. federal income tax;

•        “qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Internal Revenue Code (the “Code”)) and entities whose interests are held by qualified foreign pension funds;

•        accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code; or

•        foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii).

If a partnership (or an entity or arrangement treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of Public Shares, the tax treatment of a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. Partners of partnerships holding Public Shares should consult such partners’ own tax advisors regarding the U.S. federal income tax consequences to them.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

We have not sought, and do not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER OF PUBLIC SHARES SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S., any state thereof or the District of Columbia, or a non-U.S. corporation treated as a U.S. corporation under the anti-inversion rules of Section 7874 of the Code;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Effects of Exercising Redemption Rights

Generally

The U.S. federal income tax consequences to a U.S. Holder of Public Shares that exercises its redemption rights with respect to its Public Shares to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of Public Shares under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale.” If the redemption is treated as a distribution, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of Public Shares qualifies for sale treatment will depend largely on the total amount of shares in Newbury Street held by the redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the shares outstanding before and after the redemption. The redemption of Public Shares generally will be qualified as a sale of the Public Shares (rather than a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in Newbury Street or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only Public Shares actually owned by the U.S. Holder, but also other shares in Newbury Street constructively owned by it under certain attribution rules set forth in the Code.

To meet the substantially disproportionate test, the percentage of Newbury Street’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of shares of Public Shares must, among other requirements, be less than eighty percent (80%) of the percentage of Newbury Street’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account both redemptions by other holders of Public Shares).

There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in Newbury Street actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in Newbury Street actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of Newbury Street and certain other requirements are met. The redemption of Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in Newbury Street. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in Newbury Street will depend on the particular facts and circumstances. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares in Newbury Street constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption does not qualify as a sale of the Public Shares, the U.S. Holder will be treated as receiving a distribution of cash. Any distributions to U.S. Holders generally will constitute dividends for U.S. federal income tax purposes to the extent of Newbury Street’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Public Shares. Any remaining excess will be treated as gain realized on the sale of the Public Shares and will be treated as described under the section “U.S. Holders — Taxation of Redemption Treated as a Sale” below. After the application of these rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares of Newbury Street constructively owned by it.

Taxation of Redemption Treated as a Sale

If the redemption qualifies as a sale of Public Shares, a U.S. Holder generally will recognize capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares surrendered in the redemption exceeds one year.

The amount of gain or loss recognized on the redemption generally will be equal to the difference between (i) the sum of the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in its Public Shares so redeemed. A U.S. Holder’s adjusted tax basis in its Common Stock generally will equal the U.S. Holder’s acquisition cost (which, if the Public Shares were acquired as part of a unit, is the portion of the purchase price of the unit allocated to the Public Shares) reduced by any prior distributions treated as a return of capital. Long-term capital gains recognized by a non-corporate U.S. Holder currently are eligible to be taxed preferential rates. The deductibility of capital losses is subject to limitations.

ALL U.S. HOLDERS EXERCISING THEIR REDEMPTION RIGHTS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of the Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of Public Shares that exercises its redemption rights with respect to its Public Shares to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed, as described above under “Tax Effects of Exercising Redemption Rights — Generally.”

Taxation of Redemption Treated as a Distribution

If the redemption does not qualify as a sale of Public Shares, the Non-U.S. Holder will be treated as receiving a distribution of cash. Subject to the discussion below under “— FATCA,” in general, any distributions (including constructive distributions) made to a Non-U.S. Holder on Public Shares, to the extent paid out of current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the applicable withholding agent will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or IRS Form W-8BEN-E). In the case of any constructive distribution, it is possible that this tax would be withheld from any amount owed to a Non-U.S. Holder by the applicable withholding agent, including cash distributions on other property or sale proceeds from warrants or other property subsequently paid or credited to such holder.

Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its Public Shares (and, subject to the third bullet point and related text below under “— Taxation of Redemption Treated as Sale” to the extent such distribution does not exceed the adjusted tax basis such amount will generally not be subject to withholding) and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of Public Shares, which will be treated as described below under “— Taxation of Redemption Treated as Sale.” Dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements including by providing the applicable withholding agent with a properly executed IRS Form W-8ECI certifying eligibility for exemption. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation for U.S. federal income tax purposes, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Taxation of Redemption Treated as a Sale

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on a sale of Public Shares which, in general, would include a redemption of Public Shares that is treated as a sale of such securities as described above, unless:

•        the Non-U.S. Holder is an individual who is present in the United States for a period or periods aggregating 183 days or more during the taxable year in which the sale or disposition takes place and certain other conditions are met;

•        the gain is effectively connected with a trade or business conducted by the Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States); or

•        the Public Shares constitute a United States real property interest due to Newbury Street’s status as a United States real property holding corporation (“USRPHC”) for U.S. federal income tax purposes and as a result such gain is treated as effectively connected with a trade or business conducted by the Non-U.S. Holder in the United States.

A Non-U.S. Holder described in the first bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as specified by an applicable income tax treaty) on the amount of such gain, which generally may be offset by U.S. source capital losses.

A Non-U.S. Holder whose gain is described in the second bullet point above or, subject to the exceptions described in the next paragraph, the third bullet point above, generally will be taxed on a net income basis at the rates and in the manner generally applicable to United States persons (as defined under the Code) unless an applicable income tax treaty provides otherwise. If the Non-U.S. Holder is a corporation for U.S. federal income tax purposes whose gain is described in the second bullet point above, then such gain would also be included in its effectively connected earnings and profits (as adjusted for certain items), which may be subject to a “branch profits tax” (at a 30% rate or such lower rate as specified by an applicable income tax treaty).

Generally, a corporation is a USRPHC if the fair market value of its United States real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. Newbury Street does not believe that it is a USRPHC on the date of any redemption for U.S. federal income tax purposes. However, the determination as to whether Newbury Street is a USPRHC will not be made until a future tax year.

FATCA

Sections 1471 through 1474 of the Code, and the U.S. Treasury Regulations and administrative guidance issued thereunder (“FATCA”), impose a 30% withholding tax on any dividends paid on Newbury Street Common Stock if paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code) (including, in some cases, when such foreign financial institution or non-financial foreign entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments, and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are non-U.S. entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any “substantial United States owners” (as defined in the Code) or provides the applicable withholding agent with a certification identifying the direct and indirect substantial United States owners of the entity (in either case, generally on an IRS Form W-8BEN-E), or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules and provides appropriate documentation (such as an IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing these rules may be subject to different rules. Under certain circumstances, a holder might be eligible for refunds or credits of such taxes. Non-U.S. Holders are encouraged to consult their own tax advisors regarding the possible implications of FATCA.

Information Reporting and Backup Withholding

Any dividends paid to a Non-U.S. Holder must be reported annually to the IRS and to the Non-U.S. Holder. Copies of these information returns may be made available to the tax authorities in the country in which the Non-U.S. Holder resides or is established. Payments of dividends to a Non-U.S. Holder generally will not be subject to backup withholding if the Non-U.S. Holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable or successor form).

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a Non-U.S. Holder’s U.S. federal income tax liability, and the Non-U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

THE FOREGOING DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY STOCKHOLDER. WE URGE YOU TO CONSULT WITH YOUR OWN TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION WITH THE EXTENSION, INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, NON-INCOME, STATE, AND LOCAL OR NON-U.S. TAX LAWS.

Required Vote

Approval of the Extension Proposal requires an affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock. Shares of Common Stock that are present virtually during the Special Meeting constitute shares of Common Stock represented “in person.” Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Special Meeting. If the Extension is not approved and we do not consummate an initial business combination by September 25, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Initial Stockholders are expected to vote all shares of Common Stock owned by them in favor of the Extension. On the record date, the Initial Stockholders beneficially owned and were entitled to vote an aggregate 3,565,699 shares of Common Stock, constituting 91.68% of the Company’s issued and outstanding shares of Common Stock. See the section entitled “Beneficial Ownership of Securities” for additional information.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, the Public Shares (a) would be purchased at a price no higher than the price offered through the Company’s redemption process; (b) will not be voted at the Special Meeting; and (c) would not be redeemable by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates.

The Company will file a Current Report on Form 8-K to disclose arrangements entered into or purchases made by any of the aforementioned persons, which report will include the number of shares purchased, the purchase price, the purpose of the purchase, the impact that such purposes would have on the likelihood that the Extension Proposal will be approved, the nature of the security holders who sold to the Sponsor, the Company’s directors, officers, advisors or its affiliates, and the number of Public Shares then redeemed.

The purpose of such stock purchases and other transactions would be to increase the likelihood of obtaining stockholder approval for the proposals, and to minimize redemptions of Public Shares, where it appears that such requirements would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or rights owned by the Sponsor for nominal value.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Special Meeting and could decrease the chances that the Extension would be approved. Entering into any such arrangements may have a depressive effect on Public Shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares it owns, either prior to or immediately after the Special Meeting. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        The Sponsor and the Company’s officers and directors will lose their entire investment in Newbury Street if it does not complete a business combination by September 25, 2025 or during any Extension Period. In such event, there will be no liquidating distributions made with respect to the Founder Shares or the Newbury Street Private Units held by the Newbury Street insiders. In contrast, Public Stockholders will receive approximately $11.48 per share if the Trust Account is liquidated, calculated as of September 8, 2025, the record date for the Special Meeting.

•        As disclosed in the prospectus for the Company’s IPO, the members of the Company’s management team and its directors have also invested in the Sponsor by subscribing for units issued by the Sponsor. Through their investment in the Sponsor, these officers and directors will share in a portion of any appreciation in Founder Shares and Private Units, provided that the Company successfully completes an initial business combination. Mr. Bushey and Mr. King may receive a higher allocation of the Founder Shares upon the successful consummation of an initial business combination, a determination which will be made at the discretion of the managing member of the Sponsor.

•        If the Company is unable to complete a business combination by September 25, 2025 or during any extension period, in order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which it has entered into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. If the Company completes a business combination, on the other hand, the Company will be liable for all such claims.

•        All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension is not approved and no initial business combination is completed by September 25, 2025, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

•        None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Special Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter.

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension is not approved and we do not consummate an initial business combination by September 25, 2025, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its stockholders and has approved the recommendation of the approval and adoption of the Extension Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Vote Required for Approval

The Adjournment Proposal requires an affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, our Board has approved the recommendation of the approval and adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of date hereof, with respect to our shares of Common Stock held by:

•        each person known by us to be the beneficial owner of more than 5% of our Common Stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 3,472,317 shares of Common Stock outstanding as of the record date. Voting percentages represents the voting power of the shares owned beneficially by such person. On all matters to be voted upon, the holders of the shares vote together as a single class. The table below does not include any shares of Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of the date hereof.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Shares of Common Stock
Thomas Bushey	3,565,699	(2)	91.68%
Kenneth King	3,565,699	(2)	91.68%
Jennifer Vescio	—	(3)	—
Teddy Zee	—	(3)	—
All directors and executive officers as a group (five individuals)	3,565,699		91.68%

5% or More Holders
Newbury Street Acquisition Sponsor LLC	3,565,699	(2)	91.68%

____________

*        Less than 1%

(1)      Unless otherwise noted, the business address of each of those listed in the table is 121 High Street, Floor 3, Boston, MA 02110.

(2)      Represents securities, including units, held by Newbury Street Acquisition Sponsor LLC, our Sponsor, of which Thomas Bushey and Kenneth King are managing members. Accordingly, all securities held by our sponsor may ultimately be deemed to be beneficially held by Thomas Bushey and Kenneth King.

(3)      Does not include any securities held by Newbury Street Acquisition Sponsor LLC, of which each person is a member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

As of the record date, our Sponsor beneficially owns approximately 92.47% of our issued and outstanding shares of Common Stock. Because of this ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our Charter and approval of significant corporate transactions.

STOCKHOLDER PROPOSALS

If the Extension Proposal is approved and the Extension is implemented, the Company intends to hold a special meeting of stockholders for the purpose of approving its initial business combination and related transactions. The Company’s next annual meeting of stockholders would be held at a future date to be determined by the post business-combination company.

If the Extension Proposal is not approved, and the Company does not consummate an initial business combination by September 25, 2025, then the Company will cease all operations except for the purpose of winding up and there will be no annual meetings of stockholders.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 121 High Street, Floor 3, Boston, MA 02110, or (617) 893-3057, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

Newbury Street Acquisition Corporation
121 High Street, Floor 3,
Boston, MA 02110
Telephone: (617) 893-3057

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Telephone: Toll-Free (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: NBST.info@investor.sodali.com

If you are a stockholder of the Company and would like to request documents, please do so by September 17, 2025 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

September 9, 2025

Annex A

CERTIFICATE OF AMENDMENT TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

NEWBURY STREET ACQUISITION CORPORATION

Pursuant to Section 242 of the
Delaware General Corporation Law

Newbury Street Acquisition Corporation, a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1.      The name of the Corporation is “Newbury Street Acquisition Corporation.”

2.      The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 6, 2020. An Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on January 15, 2021. A Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 22, 2021, as amended by the Certificate of Amendment filed with the Secretary of State of the State of Delaware on March 23, 2023, by the Certificate of Amendment filed with the Secretary of State of the State of Delaware on September 22, 2023, by the Certificate of Amendment filed with the Secretary of State of the State of Delaware on March 20, 2024, by the Certificate of Amendment filed with the Secretary of State of the State of Delaware on September 24, 2024, and by the Certificate of Amendment filed with the Secretary of State of the State of Delaware on March 24, 2025 (the “Second Amended and Restated Certificate of Incorporation”).

3.      This Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation amends the Second Amended and Restated Certificate of Incorporation.

4.      This Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation was duly approved and adopted by the Board of Directors of the Corporation and the stockholders of the Corporation entitled to vote thereon at a meeting of stockholders, in each case in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.      The text of Section F of Article SIXTH of the Second Amended and Restated Certificate of Incorporation is hereby amended to read in full as follows:

In the event that the Corporation does not consummate a Business Combination by 60 months after the consummation of the IPO (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (or such later date pursuant to the extension set forth under this paragraph, the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, less any interest for any income or other taxes payable, divided by the total number of IPO Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

[Signature Page Follows]

Annex A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation to be signed by Thomas Bushey, its Chief Executive Officer, as of the [•] day of September, 2025.

NEWBURY STREET ACQUISITION CORPORATION

By:	Thomas Bushey
Title:	Chief Executive Officer

[Signature Page to Certificate of Amendment to Second Amended and Restated Certificate of Incorporation]

Annex A-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2025 Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail NEWBURY STREETACQUISITION CORPORATION Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, On September 23, 2025. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/newburystreetacquisition/ext2025 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2: Please mark your votes like this 1. The Extension Proposal — to amend the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Charter”), pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (with such amendment, the “Amended Charter”) to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination (an “initial business combination”), (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) included as part of the units sold in the Company’s initial public offering (the “Public Shares”) that was consummated on March 25, 2021 (the “IPO”) from September 25, 2025 to March 25, 2026 (the “Extension,” such date, the “Extended Date” and such proposal, the “Extension Proposal”); and 2. The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting. FOR AGAINST ABSTAIN THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, IT WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2, AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTER COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: MARK HERE FOR ADDRESS CHANGE: New Address (if applicable): CONTROL NUMBER Signature Signature, if held jointly Date, 2025 IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2025 SPECIAL MEETING OF THE STOCKHOLDERS OF NEWBURY STREET ACQUISITION CORPORATION Important Notice Regarding the Availability of The Proxy Statement is available at https://www.cstproxy.com/newburystreetacquisition/ext2025 Proxy Materials for the Special Meeting of Stockholders to be held September 24, 2025 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS NEWBURY STREET ACQUISITION CORPORATION SPECIAL MEETING OF STOCKHOLDERS SEPTMBER 24 2025 AT 10:00 AM EASTERN TIME The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated September 8, 2025, (the “Proxy Statement”) in connection with the special meeting of stockholders of Newbury Street Acquisition Corporation (the “Company”) and at any adjournments thereof (the “Special Meeting”) to be held at 10:00 a.m. Eastern Time on September 24, 2025 as a virtual meeting for the sole purpose of considering and voting upon the following proposals (the “Proposals”), and hereby appoints Thomas Bushey and Kenneth King, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the Proposals set forth in the Proxy Statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2. (CONTINUED AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE.)